AMENDMENT NO. 7 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 7 TO REVOLVING CREDIT AGREEMENT (“Amendment No. 7”) is dated as of October 15, 2004 by and among RAYMOND JAMES FINANCIAL, INC., a Florida corporation (the “Borrower”), the Lenders named on the signature page hereto (the “Lenders”), and JPMORGAN CHASE BANK, individually and as administrative agent (the “Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent and the Lenders are, or upon execution of this Amendment shall become, parties to that certain Revolving Credit Agreement dated as of October 26, 1999, as amended by that certain (i) Waiver and Amendment dated as of October 13, 2000, (ii) Amendment No. 2 to Revolving Credit Agreement dated as of October 24, 2000, (iii) Amendment No. 3 to Revolving Credit Agreement dated as of May 24, 2001, (iv) Amendment No. 4 to Revolving Credit Agreement dated as of October 23, 2001, (v) Amendment No. 5 to Revolving Credit Agreement dated as of October 21, 2002 and (vi) Amendment No. 6 to Revolving Credit Agreement dated as of October 17, 2003 (such Revolving Credit Agreement as so amended, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, the parties desire to make certain modifications to the Credit Agreement, including an extension of the Facility Termination Date to October 13, 2005.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

I.	Defined Terms

Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

II.	Amendments to the Credit Agreement

2.1.  Effective as of the date hereof,

(a)  Each of JPMorgan Chase Bank and Citibank, N.A., as an extending Lender, shall reduce the amount of its Commitment from $33,000,000 to $25,000,000.

(b)  The Commitment of Bank One, NA shall terminate, and any obligations owing to Bank One, NA as a non-extending Lender shall be repaid.

(c)  JPMorgan Chase Bank hereby (i) accepts appointment by the Lenders as successor Agent under the Credit Agreement and (ii) resigns as Documentation Agent under the Credit Agreement.

(d)  Each of Bank of New York and Wells Fargo Bank, National Association shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $25,000,000 each as set forth on the signature page hereto. Each of Bank of New York and Wells Fargo Bank, National Association (i) represents and warrants that it is legally authorized to enter into its Commitment and this Amendment No. 7; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into its Commitment and this Amendment No. 7; (iii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.2.  The definition of “Agent” in Article I of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Agent’ means JPMorgan Chase Bank in its capacity as administrative agent for the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor administrative agent appointed pursuant to Article X.”

2.3.  The definition of “Agents” in Article I of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Agent’ means and includes the Agent, the Syndication Agent and the Co-Documentation Agents.”

2.4.  The definition of “Facility Termination Date” in Article I of the Credit Agreement is hereby amended in its entirety to read as follows:

“‘Facility Termination Date’ means October 13, 2005 or any later date as may be specified as the Facility Termination Date in accordance with Section 2.18 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.”

2.5.  Subsection 6.16(e) of the Credit Agreement (relating to Borrower guarantees of certain net performance obligations of RJ Capital Services, Inc. owed to counterparties under interest rate swap transactions) is hereby amended by deleting the phrase “up to $20,000,000 in the aggregate” at the end of such subsection.

2.6.  Section 6.21.1 of the Credit Agreement entitled “Minimum Tangible Net Worth” is hereby amended in its entirety to read as follows:

“6.21.1. Minimum Tangible Net Worth. The Borrower on a consolidated basis with its Subsidiaries at all times after October 15, 2004 shall maintain Tangible Net Worth of not less than (i) $780,000,000 plus (ii) 50% of cumulative Net Income (if positive) earned after June 25, 2004.”

2.7.  The Credit Agreement is hereby amended by inserting a new Section 9.17 therein to read as follows:

“9.17. USA Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.”

2.8.  Section 10.15 of the Credit Agreement is hereby amended to substitute the phrase (a) “Co-Documentation Agents” for “Documentation Agent” in the caption and (b) “Co-Documentation Agent” for “Documentation Agent” in the first sentence of such Section.

III.	Borrower Representations

In order to induce the Lenders and the Agent to execute and deliver this Amendment No. 7, the Borrower represents and warrants to the Lenders that, both before and after giving effect to this Amendment No. 7, (i) there exists no Default or Unmatured Default on the date hereof, (ii) each of the representations and warranties contained in Article V of the Credit Agreement (other than in Sections 5.6, 5.9 (to the extent additional subsidiaries have been formed and are listed in the Borrower’s Annual Report on Form 10-K) and 5.16) is true and correct on the date hereof, (iii) the execution and delivery by the Borrower of this Amendment No. 7 have been duly authorized by all requisite corporate proceedings, (iv) this Amendment No. 7 and the other Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, (v) no authorization or approval of, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance of this Amendment No. 7 by the Borrower, and (vi) no material adverse change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole has occurred since September 26, 2003.

IV.	Effectiveness

This Amendment No. 7 shall become effective as of the date first above written upon fulfillment of the following conditions (and when notice thereof shall have been given by the Agent to the Borrower and the Lenders):

(i)  the Borrower shall have paid any Obligations owing to Bank One, NA as a non-extending Lender, and Bank One, NA shall have submitted its resignation as Agent;

(ii)  the Agent shall have received counterparts of this Amendment No. 7 duly executed by the Borrower and the Lenders;

(iii)  the Borrower shall have delivered to the Agent a certificate of Borrower’s Secretary and a certificate of Borrower’s Chief Financial Officer in form and substance satisfactory to the Agent and its counsel; and

(iv)  all accrued fees and expenses of the Agent (including the accrued fees and expenses of counsel to the Agent invoiced on or prior to the date hereof) shall have been paid by the Borrower.

V.	Ratification

Except as specifically provided herein, (a) the Credit Agreement shall otherwise remain unaltered and in full force and effect, and the respective terms, conditions and covenants thereof are hereby ratified and confirmed in all respects as originally executed, and (b) this Amendment No. 7 shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents. Upon the effectiveness of this Amendment No. 7, each reference in the Credit Agreement to “this Agreement”, “hereof”, “herein”, “hereunder” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

VI.	Governing Law

THIS AMENDMENT NO. 7 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

VII.	Execution in Counterparts

This Amendment No. 7 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 7 as of the date first above written.

RAYMOND JAMES FINANCIAL, INC. By: Title:
Commitment: $25,000,000	JPMORGAN CHASE BANK, Individually and as Administrative Agent By: Title:
Commitment: $25,000,000	CITIBANK, N.A., Individually and as Syndication Agent By: Title:

Commitment: $25,000,000
BANK OF NEW YORK, Individually and as Co-Documentation Agent

By:

Title:

Address for Notices:
One Wall Street, 42nd Floor
New York, NY 10286
Attention: Joe Ciacciarelli
Telephone: (212) 635-6823
Facsimile: (212) 809-9566

Commitment: $25,000,000
WELLS FARGO BANK, National Association, Individually and as Co-Documentation Agent

By:

Title:

By:

Title:

Address for Notices:
Wells Fargo Center
Sixth and Marquette
Minneapolis, MN 55479
Attention: Financial Institutions Division
Telephone: (612) 667-9293
Facsimile: (612) 667-7251

Aggregate Commitment: $100,000,000